UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 21, 2018

Commission File No. 0-19341

BOK FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Oklahoma	73-1373454
(State or other jurisdiction of Incorporation or Organization)	(IRS Employer Identification No.)

Bank of Oklahoma Tower
Boston Avenue at Second Street
Tulsa, Oklahoma	74192
(Address of Principal Executive Offices)	(Zip Code)

(918) 588-6000
(Registrant’s telephone number, including area code)

N/A
___________________________________________
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.02(b).     Departure of Officers; Departure of Directors; Appointment of Certain Officers.

On June 21, 2018, Mr. Terry K. Spencer respectfully resigned from the Board of Directors of BOK Financial Corporation and BOKF, NA.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOK FINANCIAL CORPORATION

By: /s/ Steven E. Nell
Steven E. Nell
Executive Vice President
Chief Financial Officer

Date: June 25, 2018